Execution Copy

AMENDMENT NO. 4 TO AMENDED AND RESTATED
RECEIVABLES LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 4, dated as of October 2, 2020 (this “Amendment”), to the Amended and Restated Receivables Loan and Security Agreement, dated as of July 19, 2019 (as amended prior to the date hereof, the “Existing RLSA”) by and among VOLT FUNDING II, LLC, a Delaware limited liability company (as the “Borrower”), VOLT INFORMATION SCIENCES, INC., a New York corporation, as the servicer (in such capacity, the “Servicer”), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (“Autobahn”), as the Conduit Lender prior to the Conduit Lender’s cessation, if any, in its sole discretion, as a Conduit Lender and a Lender and LC Participant, the other Lenders and LC Participants from time to time party thereto, together with their respective successors and assigns (the “Lenders”), DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH (“DZ Bank”), as agent (in such capacity, together with its successors and assigns, the “Agent”) and AUTOBAHN and DZ BANK, as Letter of Credit issuers (together with their respective successors and assigns, the “LC Issuers”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Existing RLSA.

WHEREAS, Autobahn continues to be the sole Lender under the Existing RLSA;

WHEREAS, the Borrower has advised the Agent that it wishes to amend the Existing RLSA to modify one of the financial covenants in the Existing RLSA in the manner set forth below, and Autobahn is agreeable to such modification;

WHEREAS, the parties hereto wish to confirm a change in the address for notices to be given to certain of the parties under the Existing RLSA and each other applicable Basic Document; and

WHEREAS, the parties hereto are entering into this Amendment, in writing as required under Section 16.06 of the Existing RLSA, in order to effect the foregoing, which are being effected subject to the terms and conditions set forth herein;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

Section 1.	AMENDMENT AND TERMS THEREOF

1.1         Current Amendment to Existing RLSA. As of the Effective Date (as defined below), Section 5.06(a) of the Existing RLSA shall be amended to read in its entirety as follows:

(a)       The Servicer shall maintain a Tangible Net Worth of at least $20,000,000 through the fiscal quarter ending on or about July 31, 2021, at least $25,000,000 thereafter through the fiscal quarter ending on or about October 31, 2021, and at least $40,000,000 thereafter, in each case as determined quarterly at the time of delivery of the Servicer’s consolidated financial statements for such respective fiscal quarter or audited consolidated financial statements for such respective fiscal year end;

Section 2.	CONFIRMATION OF CERTAIN ADDRESS CHANGES

2.1         Confirmation of Certain Address Changes. As of the Effective Date, the respective addresses of the Servicer, the Borrower and each existing US Originator, whether such notice is given under the Existing RLSA, the US PSA, the UK PSA or any other applicable Basic Document, shall be as set forth below, unless and until hereafter changed in the manner provided in the applicable Basic Document(s):

VOLT INFORMATION SCIENCES, INC.

2401 N. Glassell St.

Orange, CA 92865

Telephone No.: (714) 921-8800

Email:	[REDACTED] [REDACTED] [REDACTED]

VOLT FUNDING II, LLC

2401 N. Glassell St.

Orange, CA 92865

Telephone No.: (714) 921-8800

Email:	[REDACTED] [REDACTED] [REDACTED]

VOLT MANAGEMENT CORP.

2401 N. Glassell St.

Orange, CA 92865

Telephone No.: (714) 921-8800

Email:	[REDACTED] [REDACTED] [REDACTED]

P/S PARTNER SOLUTIONS, LTD.

2401 N. Glassell St.

Orange, CA 92865

Telephone No.: (714) 921-8800

Email:	[REDACTED] [REDACTED] [REDACTED]

Section 3.	CONDITIONS TO EFFECTIVENESS

This Amendment shall be effective (the “Effective Date”) upon the execution and delivery of counterparts hereof by the parties signatory hereto and the fulfillment of the following terms and conditions:

3.1         All representations and warranties contained in the Existing RLSA or made in writing to Autobahn or the Agent in connection herewith shall be true and correct in all material respects.

3.2         No Event of Default or Servicer Event of Default nor any event that but for notice or lapse of time or both would constitute an Event of Default or Servicer Event of Default shall have occurred and be continuing (other than any such event that is explicitly waived by the provisions hereof).

3.3         The Agent shall have received all fees payable to it in connection with this Amendment.

Section 4.	MISCELLANEOUS

4.1         Each of the parties hereto represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that such Person has the corporate or limited liability company power and authority to execute and deliver this Amendment and has taken or caused to be taken all necessary actions to authorize the execution and delivery of this Amendment.

4.2         The parties hereto hereby acknowledge and agree that, except for the specific waivers and agreements set forth above, nothing herein shall be deemed to be a consent to or waiver or amendment of any covenant or agreement contained in the Existing RLSA or any other document executed in connection therewith, and each such party hereby agrees that all of the covenants and agreements contained in the Existing RLSA or any other document executed in connection therewith, subject to the waivers set forth herein, are hereby ratified and confirmed in all respects.

4.3         This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

4.4         THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

THE SERVICER:	VOLT INFORMATION SCIENCES, INC., as Servicer

	By:	/s/ Kevin D. Hannon
		Name:	Kevin D. Hannon
		Title:	VP & Treasurer

THE BORROWER:	VOLT FUNDING II, LLC, as the Borrower

	By:	/s/ Kevin D. Hannon
		Name:	Kevin D. Hannon
		Title:	Treasurer

(Signature Page for Amendment No. 4 to A&R RLSA)

THE FINAL LC ISSUER:	DZ BANK AG DEUTSCHE ZENTRAL- GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH

	By:	/s/ Christian Haesslein
		Name:	Christian Haesslein
		Title:	Director

	By:	/s/ Eva Geng
		Name:	Eva Geng
		Title:	Vice President

THE AGENT:	DZ BANK AG DEUTSCHE ZENTRAL- GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, New York Branch

	By:	/s/ Christian Haesslein
		Name:	Christian Haesslein
		Title:	Director

	By:	/s/ Eva Geng
		Name:	Eva Geng
		Title:	Vice President

(Signature Page for Amendment No. 4 to A&R RLSA)

THE CONDUIT LENDER:	AUTOBAHN FUNDING COMPANY LLC, as a Lender

	By:	/s/ Christian Haesslein
		Name:	Christian Haesslein
		Title:	Director

	By:	/s/ Eva Geng
		Name:	Eva Geng
		Title:	Vice President

Commitment: $100,000,000

THE INITIAL LC ISSUER:	AUTOBAHN FUNDING COMPANY LLC, as the initial LC Issuer

	By:	/s/ Christian Haesslein
		Name:	Christian Haesslein
		Title:	Director

	By:	/s/ Eva Geng
		Name:	Eva Geng
		Title:	Vice President

(Signature Page for Amendment No. 4 to A&R RLSA)